EXHIBIT 10i3

                          AMENDMENT TO TRUST AGREEMENT




         THIS AMENDMENT, made as of the 1st day of January, 1997, among AMERICAN BRANDS, INC., a Delaware corporation (the "Company"), THE CHASE MANHATTAN BANK, a New York banking corporation (the "Trustee") and HEWITT ASSOCIATES LLC, a limited liability company formed under the laws of Illinois ("Hewitt")


                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, the Company and the Trustee are parties to a Trust Agreement for the purpose of establishing a trust in order to provide a source of benefits under the terms of a Compensation Agreement with Gilbert L. Klemann, II and Hewitt is designated as Trustee's Contractor thereunder; and

         WHEREAS, the parties desire to amend the Trust Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises, the parties agree that the Trust Agreement is hereby amended as follows:

         1. Section 5.2 is hereby amended to change the third sentence thereof to read as follows:

         "The investment manager shall invest the assets of the Fund solely in the Vista Select Bond Fund to the extent practicable and otherwise in The Chase Manhattan Bank Personal Trust Market Rate Account."

         2. Section 5.2 is hereby further amended by deleting paragraph (b) thereof and redesignating paragraphs (c) through (p) as paragraphs (b) through (o), respectively.

         3. The Trust Agreement is hereby further amended to reflect the change of the Company's name so that references to "American Brands, Inc." and the "Company" shall be deemed to be references to "Fortune Brands, Inc." subject to the approval of such change of name by the Company's stockholders.

         IN WITNESS WHEREOF, the parties have caused this AMENDMENT to be duly executed as of the day and year first written above.


                                    AMERICAN BRANDS, INC.



Attest:                             By  Steven  C. Mendenhall
                                      ------------------------------
                                      Steven C. Mendenhall
                                      Senior Vice President and
Mark S. Lyon                            Chief Administrative Officer
------------------------
ASST. SECRETARY

                                    THE CHASE MANHATTAN BANK



Attest:                             By   Mark J. Altschuler
                                      -----------------------------
                                       Mark J. Altschuler
                                       Vice President
Carl P. Pierleoni
-------------------------
CARL P. PIERLEONI
SECOND VICE PRESIDENT
                                    HEWITT ASSOCIATES LLC



Attest:                             By   C.L. Connolly
                                      ----------------------------

Barbara C. Checkon
--------------------------

         I hereby consent to the foregoing AMENDMENT.

Witness:


Dianne L. Ebner                        Gilbert L. Klemann, II
--------------------------             ---------------------------
                                       GILBERT L. KLEMANN, II

STATE OF CONNECTICUT     )
                         :   ss.:  Old Greenwich, CT- July 7, 1997
COUNTY OF FAIRFIELD      )

         Personally appeared STEVEN C. MENDENHALL, Senior Vice President and Chief Administrative Officer of AMERICAN BRANDS, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Senior Vice President and Chief Administrative Officer and the free act and deed of said Corporation, before me.

                                             Lenora Rowser
                                         ---------------------
                                             Notary Public



STATE OF NEW YORK        )
                         :   ss.:  New York, NY-  8/14 , 1997
COUNTY OF NEW YORK       )

         Personally appeared MARK J. ALTSCHULER, Vice President of THE CHASE MANHATTAN BANK, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Vice President and the free act and deed of said Company, before me.

                                             Scott P. Callahan
                                          -----------------------
                                               Notary Public



STATE OF ILLINOIS        )
                         :   ss.:  Lincolnshire, IL- July 14, 1997
COUNTY OF LAKE           )

         Personally appeared C.L. Connolly, III, Principal of HEWITT ASSOCIATES LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such Principal and the free act and deed of said HEWITT ASSOCIATES LLC, before me.

                                              Ann F. Eckstein
                                           ------------------------
                                                Notary Public


STATE OF CONNECTICUT     )
                         :   ss.:  Old Greenwich, CT- July 7, 1997
COUNTY OF FAIRFIELD      )

         Personally appeared GILBERT L. KLEMANN, II, signer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

                                                 Lenora Rowser
                                            ------------------------
                                                 Notary Public